Exhibit 99.1

Vince Announces APPOINTMENT OF JACK SCHWEFEL AS CHIEF EXECUTIVE OFFICER

NEW YORK, March 8, 2021 - Vince Holding Corp. (NYSE: VNCE), a leading global contemporary group, today announced the appointment of Mr. Jack Schwefel as the Company’s Chief Executive Officer (“CEO”) effective March 29, 2021.  Mr. Schwefel, who will be based at the Company’s New York headquarters, will replace Mr. David Stefko who has served as Interim CEO since August 28, 2020. Mr. Stefko will continue to serve as Executive Vice President, Chief Financial Officer of the Company.

Prior to joining Vince, Mr. Schwefel served as the Chief Executive Officer of Cost Plus, Inc. from 2017 to 2021 where he transformed the organization with a focus on omni-channel performance, data-driven merchandising and marketing and partnerships.  Prior to Cost Plus, from 2014 until 2017, Mr. Schwefel served as the Chief Executive Officer for Dutch Fashion, LLC, where he initially started out as a member of the Board of Directors in 2012.   At Dutch Fashion, Mr. Schwefel quickly expanded the retail division across all three brands: Joie, Equipment and Current/Elliott and relaunched Current/Elliott Men.  Previously to this, Mr. Schwefel served as the Chief Executive Officer of Sur La Table, Inc. from 2006 until 2014.  Leading up to this position, Mr. Schwefel held various executive and senior management positions both domestically and internationally at multiple brands, including Gap, Esprit, Kohl’s and Toys “R” Us. Mr. Schwefel brings to the Board of Directors extensive executive leadership experience in retail business for national and international brands.

Marc Leder, Chairman of the Board, commented, “We are delighted to announce the appointment of Jack as the CEO of Vince Holding Corp. His strong track record of driving profitable growth combined with his expertise in developing and implementing omni-channel strategies will be ideal to continue to grow Vince. We would also like to thank Dave Stefko for his exceptional leadership as interim CEO and look forward to his continued contributions as chief financial officer.”

Mr. Schwefel commented, “I am thrilled to be joining the Company at this exciting time as we execute the next phase of growth for the Vince brand and continue to advance the progress made at Rebecca Taylor.  These are two incredible brands with tremendous potential, which are supported by extraordinary creative leadership.  I look forward to working with the teams to further strengthen the foundation and drive the strategies to deliver long term profitable growth for our shareholders.”

ABOUT VINCE HOLDING CORP.

Vince Holding Corp. is a global contemporary group, consisting of three brands: Vince, Rebecca Taylor and Parker. Vince, established in 2002, is a leading global luxury apparel and accessories brand best known for creating elevated yet understated pieces for every day effortless style. Known for its range of luxury products, Vince offers women’s and men’s ready-to-wear, footwear and accessories through 49 full-price retail stores, 15 outlet stores, and its e-commerce site, vince.com and through its subscription service Vince Unfold, www.vinceunfold.com, as well as through premium wholesale channels globally. Rebecca Taylor, founded in 1996 in New York City, is a high-end women’s contemporary lifestyle brand inspired by beauty in the everyday. The Rebecca Taylor collection is available at 10 retail stores, through our e-commerce site at rebeccataylor.com and through its subscription service Rebecca Taylor RNTD, www.rebeccataylorrntd.com, as well as through high-end department and specialty stores in select international markets. Parker, founded in 2008 in New York City, is a contemporary women’s fashion brand that is trend focused. The Parker collection is available at high-end department and specialty stores in select international markets. Please visit www.vince.com for more information.

This press release is also available on the Vince Holding Corp. website (http://investors.vince.com/).

Exhibit 99.1

Forward-Looking Statements: This document, and any statements incorporated by reference herein, contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results and financial condition, revenues, store openings and closings, margins, expenses and earnings and are indicated by words or phrases such as “may,” “will,” “should,” “believe,” “expect,” “seek,” “anticipate,” “intend,” “estimate,” “plan,” “target,” “project,” “forecast,” “envision” and other similar phrases. Although we believe the assumptions and expectations reflected in these forward-looking statements are reasonable, these assumptions and expectations may not prove to be correct and we may not achieve the results or benefits anticipated. These forward-looking statements are not guarantees of actual results, and our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including, without limitation: the impact of the novel coronavirus (COVID-19) pandemic on our business, results of operations and liquidity; our ability to continue having the liquidity necessary to service our debt, meet contractual payment obligations, and fund our operations; changes in global economics and credit and financial markets; the expected effects of the acquisition of the Acquired Businesses on the Company; our ability to integrate the Acquired Businesses with the Company, including our ability to retain customers, suppliers and key employees; our ability to realize the benefits of our strategic initiatives; our ability to maintain our larger wholesale partners; the loss of certain of our wholesale partners; our ability to make lease payments when due; the execution and management of our retail store growth plans; our ability to expand our product offerings into new product categories, including the ability to find suitable licensing partners; our ability to remediate the identified material weakness in our internal control over financial reporting; our ability to optimize our systems, processes and functions; our ability to mitigate system security risk issues, such as cyber or malware attacks, as well as other major system failures; our ability to comply with privacy-related obligations; our ability to comply with domestic and international laws, regulations and orders; changes in laws and regulations; our ability to ensure the proper operation of the distribution facilities by third-party logistics providers; our ability to anticipate and/or react to changes in customer demand and attract new customers, including in connection with making inventory commitments; our ability to remain competitive in the areas of merchandise quality, price, breadth of selection and customer service; our ability to keep a strong brand image; our ability to attract and retain key personnel; our ability to protect our trademarks in the U.S. and internationally; the execution and management of our international expansion, including our ability to promote our brand and merchandise outside the U.S. and find suitable partners in certain geographies; our current and future licensing arrangements; the extent of our foreign sourcing; fluctuations in the price, availability and quality of raw materials; commodity, raw material and other cost increases; our reliance on independent manufacturers; seasonal and quarterly variations in our revenue and income; further impairment of our goodwill and indefinite-lived intangible assets; competition; other tax matters; and other factors as set forth from time to time in our Securities and Exchange Commission filings, including those described under “Item 1A—Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We intend these forward-looking statements to speak only as of the time of this release and do not undertake to update or revise them as more information becomes available, except as required by law.

Investor Relations Contact:

ICR, Inc.

Jean Fontana, 646-277-1214

Jean.fontana@icrinc.com